LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MAY 1, 2018 TO THE SUMMARY

PROSPECTUS, STATUTORY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION, EACH

DATED NOVEMBER 28, 2017, OF WESTERN ASSET

INCOME FUND

1a.	Effective May 1, 2018, the section titled “Management – Investment professionals” in the fund’s Summary Prospectus is deleted in its entirety and replaced with the following:

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Michael C. Buchanan (Deputy Chief Investment Officer), Annabel Rudebeck (Head of Non-U.S. Credit) and Mark S. Lindbloom (Portfolio Manager). Mr. Buchanan has been part of the portfolio management team for the fund since 2007. Mr. Leech has been part of the portfolio management team for the fund since 2012. In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund. Ms. Rudebeck has been part of the portfolio management team for the fund since 2017. Mr. Lindbloom has been part of the portfolio management team for the fund since May 2018. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

1b.	Effective May 1, 2018, the first three paragraphs in the section titled “More on fund management – Investment professionals” in the fund’s Statutory Prospectus are deleted in their entirety and replaced with the following:

The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Michael C. Buchanan (Deputy Chief Investment Officer), Annabel Rudebeck (Head of Non-U.S. Credit) and Mark S. Lindbloom (Portfolio Manager). Mr. Buchanan has been a part of the portfolio management team for the fund since 2007. Mr. Leech has been a part of the portfolio management team for the fund since 2012. In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund. Ms. Rudebeck has been a part of the portfolio management team for the fund since 2017. Mr. Lindbloom has been part of the portfolio management team for the fund since May 2018.

Messrs. Leech, Buchanan and Lindbloom have been employed by Western Asset as investment professionals for at least the past five years. Ms. Rudebeck has been employed by Western Asset as an investment professional since 2016. Prior to joining Western Asset as an investment professional, Ms. Rudebeck was Senior Partner, Head of Global Investment Grade Credit at Rogge Global Partners from 2004 to 2016.

1c.

Effective May 1, 2018, all information related to Gordon S. Brown with respect to Western Asset Income Fund in the section of the fund’s Statement of Additional Information titled “Investment Management and Other Services – Investment Professionals – Other Accounts

Managed by Investment Professionals” is deleted in its entirety and replaced with the following:

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($ billions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($ billions)
Mark S. Lindbloom*	Registered investment companies	19	52.03	0	0
	Other pooled investment vehicles	33	18.30	2	0.48
	Other accounts	170	47.02	7	3.74

*	The information in this table relating to Mr. Lindbloom is as of March 31, 2018 and does not reflect additional accounts (including the fund) for which he joined the portfolio management team on May 1, 2018.

1d.	Effective May 1, 2018, the information related to Gordon S. Brown with respect to Western Asset Income Fund in the section of the fund’s Statement of Additional Information titled “Investment Management and Other Services – Investment Professionals – Investment Professional Securities Ownership” is deleted in its entirety and replaced with the following:

Investment Professional	Dollar Range of Ownership of Securities ($)
Mark S. Lindbloom*	None

*	The information in this table relating to Mr. Lindbloom is as of March 31, 2018.

2.	Certain financial intermediaries make available sales charge waivers and discounts that would not otherwise be available if you purchase shares directly from the fund or through another financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, such as those discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.

The following disclosure is added to each fund’s Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents”:

AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI.

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Please retain this supplement for future reference.

Pub. No. WASX451063

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